UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 7, 2005

                         VOLT INFORMATION SCIENCES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          New York                        1-9232                13-5658129
----------------------------           -------------     -----------------------
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
      of Incorporation)                 File Number)        Identification No.)


560 Lexington Avenue, New York, New York                             10022
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)

                                                         (212) 704-2400

              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On September 7, 2005, the Board of Directors of Volt Information Sciences, Inc. (the "Company") appointed Steven A. Shaw as the Company's Co-Chief Executive Officer. Mr. Shaw will share Chief Executive Officer responsibilities with Mr. William Shaw, the Chairman, President and current Chief Executive Officer of the Company and will continue to serve as a member of the Company's Board of Directors. Mr. Steven A. Shaw, who is 45 years old, has been employed by the Company in various capacities since November 1995, most recently serving as Chief Operating Officer and Executive Vice President. He was a Senior Vice President of the Company from November 2000 to March 2005 and has been a Vice President of the Company since April 1997. He has served as a member of the Company's Board of Directors since August 1998.

         Mr. Steven A. Shaw is the nephew of Mr. William Shaw, President, Chairman of the Board and Co-Chief Executive Officer of the Company, and the son of Mr. Jerome Shaw, Executive Vice President and Secretary of the Company.

         A copy of the press release dated September 7, 2005 announcing the appointment of Mr. Steven A. Shaw as the Company's Co-Chief Executive Officer is attached hereto as Echibit 99.1

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On September 7, 2005, the Board of Directors of the Company amended its Bylaws, effective the same day, as follows:

         Section 4.1 was amended to clarify that the Company may have more than one President and to add the General Counsel as an executive officer;

         Section 4.7 was amended to clarify that the Company may appoint more than one chief executive officer and/or president. If the Company has more than one chief executive officer, then one will be the President, and the other will be the co-President, if there should be one, or a designated Executive Vice President of the Company. The chief executive officer or, if there should be two, both co-chief executive officers will jointly have general supervision over the business and affairs of the Company. In the absence of the Chairman of the Board of Directors, the chief executive officer, or if there is more than one, the most senior chief executive officer in term of service who is present, will preside at all meetings of the board of directors and meetings of shareholders. The chief executive officer or the co-chief executive officers will have the power to execute contracts and other instruments of the Company and such other powers and duties as the Board of Directors assigns to him or them; and

         Section 4.11 was renumbered and became Section 4.12. A new Section 4.11 was added to designate the General Counsel as the chief legal officer of the Company.

      The Company's Bylaws, as amended through September 7, 2005, are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits:

            3.2 Bylaws of Volt Information Sciences, Inc., as amended through September 7, 2005.

            99.1 Press Release of Volt Information Sciences, Inc. dated September 7, 2005

                               S I G N A T U R E S

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         VOLT INFORMATION SCIENCES, INC.

Date:    September 9, 2005           By: /s/ Howard Weinreich
                                         ---------------------------------------
                                         Howard Weinreich, General Counsel and
                                         Vice President

                                  EXHIBIT INDEX

Exhibit
Number      Description

3.2 Bylaws of Volt Information Sciences, Inc., as amended through September 7, 2005.

99.1        Press Release of Volt Information Sciences, Inc. dated September 7,
            2005.